United States

Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2011

OCZ Technology Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue
San Jose, California  95119
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 22, 2011, OCZ Technology Group, Inc. (“OCZ”) entered into a First Amendment (the “Amendment”) to that certain Share Purchase Agreement (the “Purchase Agreement”) by and among OCZ, Indilinx Co., Ltd., a company organized under the laws of the Republic of Korea (“Indilinx”), the shareholders of Indilinx (the “Sellers”) and DLS Law Firm, as Seller Representative.  In the Amendment, OCZ agreed to fix the stock consideration at 4.2 million shares of OCZ common stock, subject to certain adjustments, to cap the working capital purchase price adjustment at $100,000, and to revise the provisions regarding termination fees payable to OCZ.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Concurrently and in connection with the closing under the Purchase Agreement (the “Closing”), OCZ entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sellers.  Under the terms of the Registration Rights Agreement, OCZ has agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the shares of common stock sold to the Sellers on or prior to the 30th calendar day following the Closing Date (as defined below), to use its commercially reasonable efforts to cause the registration statement to be declared effective as promptly as possible, and to grant certain piggyback registration rights to the Sellers.  The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Concurrently and in connection with the Closing, OCZ entered into an escrow agreement (the “Escrow Agreement”) by and among as the Seller Representative and Computershare Trust Company, N.A. (“ComputerShare”) as the escrow agent.  Under the terms of the Escrow Agreement, ComputerShare was appointed to serve as escrow agent and OCZ placed 10% of the total stock consideration (the “Escrow Consideration”) payable to the Sellers in an escrow fund to serve as security for any post-closing purchase price adjustments and to cover any indemnification claims that OCZ may have under the Purchase Agreement for breaches of the representations, warranties and covenants made by Indilinx and the Sellers.  50% of the Escrow Consideration, minus any amounts reserved for any claims made by OCZ, will be released on the one year anniversary of the Closing Date, with the remainder of the Escrow Consideration, if any, to be released on the two year anniversary of the Closing Date.  The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the Escrow Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Concurrently and in connection with the Closing, certain employment-related agreements became effective, including a two-year employment agreement, a restrictive covenant agreement and a nondisclosure and assignment agreement (collectively, the “Employment-Related Agreements”), with certain key employees of Indilinx, including Bumsoo Kim, President and Chief Executive Officer of Indilinx and Hyun Mo Chung, Chief Technology Officer of Indilinx.  Pursuant to the Employment-Related Agreements, Mr. Kim will serve as CEO and President of Indilinx and President of OCZ’s Semiconductor Division, will receive a base salary of $250,000, will be eligible to earn incentive compensation of up to 10% of his base salary in accordance with OCZ’s executive bonus plan, and, subject to approval of OCZ’s Board of Directors, will be granted a stock option to purchase 170,000 shares of OCZ common stock under its 2004 Stock Incentive Plan (the “Plan”).  Mr. Chung will serve as Chief Technology Officer of Indilinx and Senior Vice President of R&D of OCZ, will receive a base salary of KRW 165,000,000, will be eligible to earn incentive compensation of up to 10% of his base salary in accordance with OCZ’s executive bonus plan, and, subject to approval of OCZ’s Board of Directors, will be granted a stock option to purchase 150,000 shares of OCZ common stock under the Plan.  Pursuant to the Employment-Related Agreements, each of Messrs. Kim and Chung has also agreed to certain non-competition, non-solicitation, confidentiality and inventions assignment obligations.  The foregoing description of the Employment-Related Agreements does not purport to be complete and is qualified in its entirety by reference to the Employment-Related Agreements, copies of which are attached as Exhibits 10.4 and 10.5 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 25, 2011 (the “Closing Date”), OCZ completed its previously announced acquisition  of all of the outstanding shares of Indilinx pursuant to the Purchase Agreement, as amended by the Amendment, for  cash consideration of $569,343 and 4,160,630 shares of OCZ common stock, subject to certain purchase price adjustments.  In addition, on the Closing Date, OCZ placed 10% of the stock consideration into an escrow fund.

A copy of the Purchase Agreement was filed as an exhibit to OCZ’s report on Form 8-K on March 13, 2011 and copies of the Amendment, Registration Rights Agreement, Escrow Agreement and Employment-Related Agreements are filed herewith, all of which are incorporated herein by reference and qualify the descriptions herein in their entirety.

Item 2.02 Results of Operations and Financial Condition.

In a press release dated March 28, 2011, OCZ provided additional updates to its previously released revenue numbers for the fourth quarter of fiscal year 2011 and provided revenue guidance for fiscal year 2012.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in the Exhibit 99.1 attached hereto, including guidance or any other forward-looking statements, speaks as of March 28, 2011, and OCZ undertakes no duty to update this information to reflect subsequent events, actual results or changes in OCZ’s expectations, unless required by law.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information above in this Item 2.02 and contained in the press release identified above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 28, 2011, OCZ issued a press release announcing the closing of Indilinx acquisition.  In addition, OCZ provided additional updates to its previously released revenue numbers for the fourth quarter of fiscal year 2011 and provided revenue guidance for fiscal year 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information above in this Item 7.01 and contained in the press release identified above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required to be filed as part of this report will be filed by an amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this report is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required to be filed as part of this report will be filed by an amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this report is required to be filed.

(d)	Exhibits

10.1	First Amendment to Share Purchase Agreement, dated March 21, 2011, by and among OCZ, Indilinx, the Sellers and the Seller Representative.

10.2	Registration Rights Agreement, dated March 25, 2011, by and among OCZ and the sellers who executed the Registration Rights Agreement.

10.3	Escrow Agreement, dated March 25, 2011, by and among OCZ, the Seller Representative and Computershare as escrow agent.

10.4	Bumsoo Kim Employment-Related Agreements.

10.5	Hyun Mo Chung Employment-Related Agreements.

99.1
Press release announcing the closing of the Indilinx acquisition, providing additional updates to its previously released revenue numbers for the fourth quarter of fiscal year 2011 and providing revenue guidance for fiscal year 2012, dated March 28, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ Technology Group, Inc.

By:	/s/ Arthur F. Knapp, Jr.
Arthur F. Knapp, Jr. Chief Financial Officer

Date:	March 28, 2011

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Share Purchase Agreement, dated March 21, 2011, by and among OCZ, Indilinx, the Sellers and the Seller Representative.

10.2	Registration Rights Agreement, dated March 25, 2011, by and among OCZ and the sellers who executed the Registration Rights Agreement.

10.3	Escrow Agreement, dated March 25, 2011, by and among OCZ, the Seller Representative and Computershare as escrow agent.

10.4	Bumsoo Kim Employment-Related Agreements.

10.5	Hyun Mo Chung Employment-Related Agreements.

99.1
Press release announcing the closing of the Indilinx acquisition, providing additional updates to its previously released revenue numbers for the fourth quarter of fiscal year 2011 and providing revenue guidance for fiscal year 2012, dated March 28, 2011.